UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                February 25, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                 1-31299                      06-0865171
---------------          --------------                 ---------------
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Item 7.   Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits:

         99.1         Press Release dated February 25, 2004.

Item 9.  Regulation FD Disclosure.

     The registrant is attaching a copy of a press release dated February 25, 2004, as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     On February 25, 2004, the registrant issued a press release announcing that it is scheduled to make a presentation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Items 9 and 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 25, 2004                MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                        By: /s/ Kevin S. Little
                                           ----------------------------
                                            Kevin S. Little
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated February 25, 2004.